UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/14/2008

Wells Real Estate Investment Trust II, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51262

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6200 The Corners Parkway
Norcross, GA 30092-3365
(Address of principal executive offices, including zip code)

770-449-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

Effective May 14, 2008, the Audit Committee of the Board of Directors of Wells Real Estate Investment Trust II, Inc. (the "Registrant") appointed Deloitte & Touche LLP as the Registrant's new independent registered public accounting firm. This appointment followed the Registrant's decision to seek proposals from independent registered public accounting firms for the fiscal year ended December 31, 2008, as disclosed in its Current Report on Form 8-K dated April 30, 2008 and filed on May 5, 2008.

During the years ended December 31, 2007 and 2006, and the subsequent interim periods through May 14, 2008, the Registrant did not consult with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(2) of Regulation S-K.

Upon the completion of Ernst & Young LLP's review of the financial statements of Wells Real Estate Investment Trust II, Inc. included in the Registrant's Form 10-Q for the three months ended March 31, 2008 filed on May 14, 2008, the Audit Committee of the Board of Directors of the Registrant dismissed Ernst & Young LLP as the Registrant's independent registered public accounting firm.

During the years ended December 31, 2007 and 2006, and through May 14, 2008, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused it to make reference thereto in its reports on the financial statements of the Registrant for such years. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2007 and 2006 and through May 14, 2008.

The Registrant has provided Ernst & Young LLP with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested Ernst & Young LLP to furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Ernst & Young LLP's letter is filed as Exhibit 16.1 to this Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Real Estate Investment Trust II, Inc.

Date: May 14, 2008	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Exhibit Index

Exhibit No.	Description
EX-16.1	EY Letter dated May 14, 2008